UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    Form 8-K
                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 21, 2002
                        TRINITY MEDICAL GROUP USA, Inc.
             (Exact name of registrant as specified in its charter)




Florida                                                  68-0438943
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)





P.O. Box 150987, San Rafael, CA 94915-0987
(Address of principal executive offices) (zip code)
Registrant's telephone number, including area code:
(702) 920-8528





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Grant Thornton LLP

       (i) On October 21, 2002, Grant Thornton LLP resigned as Trinity Medical Group US, Inc.'s independent public accountants for no stated reason(s).

       (ii) The reports of Grant Thornton LLP on the financial statements for the past two years (2000 and 2001) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. Grant Thornton LLP has indicated that they have not withdrawn any of their opinions expressed in their auditors' reports for any periods for which they conducted TMGU's audits.


       (iii) In connection with its audits for the two most recent years (2000 and 2001) and through October 21, 2002, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their report on the financial statements for such years.


       (iv) During the two most recent years (2000 and 2001) and through October 21, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).


       (v) TMGU has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from TMGU to Grant Thornton LLP dated October 28, 2002, 2002 is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




TRINITY MEDICAL GROUP USA, INC
(Registrant)
October 28, 2002



By:

/s/ James S. Namnath
James S. Namnath

Chief Executive Officer